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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                        DATE OF REPORT: FEBRUARY 15, 1999
                        (date of earliest event reported)


                           AMERUS LIFE HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



          IOWA                           0-21459                 42-1459712
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


                  699 WALNUT STREET
                  DES MOINES, IOWA                               50309-3948
       (Address of Principal Executive Offices)                  (Zip Code)


                                 (515) 362-3600
              (Registrant's telephone number, including area code)



ITEM 5.       OTHER EVENTS.

        Please see the News Release attached hereto as Exhibit 99.1.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AMERUS LIFE HOLDINGS, INC.



                                By:  /s/ Michael G. Fraizer
                                     ---------------------------
                                     Michael G. Fraizer
                                     Senior Vice President and
                                     Chief Financial Officer

Dated: February 19, 1999